EXHIBIT 1 (A) (5) (a)
                Terminal Illness Accelerated Death Benefit Riders

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                               Exhibit 1. (5) (a)

                Terminal Illness Accelerated Death Benefit Rider
             (Form Nos. ACCDB-10/94, ACCDB-CT-10/94, ACCDBIN-10/94,
           ACCDB10/94MN, ACCDBMS-01/95, ACCDBSC-02/95, ACCDBIL-l0/94)

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID. AN ACCELERATED DEATH BENEFIT MAY BE TAXABLE. AS WITH ALL TAX MATTERS, A PERSONAL TAX ADVISOR SHOULD BE CONSULTED.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                    DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly named above, including, but not limited to, any Individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 100% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the Insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving Insured of the two Insureds shown on Page 3 of this Policy.

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PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owner's Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met, subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage:

     divided by

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(c)  (1 + i), where i equals the greater of (A) and (B) on the date the Single
     Sum Benefit is paid. (A) equals the interest rate determined under the Internal Revenue Code section 846(c)(2), as may be amended from time to time; and (B) equals the Policy Loan Interest Rate.

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, this Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                             RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment. This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary and any assignee of record before the Single Sum Benefit is paid. An

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assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CONTESTABILITY. This Rider will be contestable, on the same basis as the Policy, during the lifetime of the Insured, for two years from the Rider Effective Date.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

(b)  the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID. AN ACCELERATED DEATH BENEFIT MAY BE TAXABLE. AS WITH ALL TAX MATTERS, A PERSONAL TAX ADVISOR SHOULD BE CONSULTED.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                   DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly named above, including, but not limited to, any Individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 1 00% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving insured of the two Insureds shown on Page 3 of this Policy.

PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owner's Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met, subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage;

     divided by

(c) (1 + i), where i equals the maximum Policy Loan Interest Rate specified on currently issued policies.

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, the Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                             RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine this Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary and any assignee of record before the Single Sum Benefit is paid. An assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CONTESTABILITY. This Rider will be contestable, on the same basis as the Policy, during the lifetime of the Insured, for two years from the Rider Effective Date.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

(b)  the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID. AN ACCELERATED DEATH BENEFIT MAY BE TAXABLE. AS WITH ALL TAX MATTERS, A PERSONAL TAX ADVISOR SHOULD BE CONSULTED.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                   DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly named above, including, but not limited to, any Individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 100% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the Insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving Insured of the two Insureds shown on Page 3 of this Policy.

PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owners Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met, subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage;

     divided by

(c) (1 +i), where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the current yield on ninety (90) day treasury bills; and (B) equals the Policy Loan Interest Rate.

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those, amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, this Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                             RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment. This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary And any assignee of record before the Single Sum Benefit is paid. An assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CONTESTABILITY. This Rider will be contestable, on the same basis as the Policy, during the lifetime of the Insured, for two years from the Rider Effective Date.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

(b)  the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                   DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly named above, including, but not limited to, any individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 100% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the Insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving Insured of the two Insureds shown on Page 3 of this Policy.

PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owner's Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage;

     divided by

(c) (1 + i), where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under the Internal Revenue Code section 846(c)(2), as may be amended from time to time; and (B) equals the Policy Loan Interest Rate.

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, the Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                             RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment. This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary and any assignee of record before the Single Sum Benefit is paid. An assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CONTESTABILITY. This Rider will be contestable, on the same basis as the Policy, during the lifetime of the Insured, for two years from the Rider Effective Date.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

(b)  the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID. AN ACCELERATED DEATH BENEFIT MAY BE TAXABLE. AS WITH ALL TAX MATTERS, A PERSONAL TAX ADVISOR SHOULD BE CONSULTED.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                   DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly name above, including, but not limited to, any Individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 100% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the Insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving Insured of the two Insureds shown on Page 3 of this Policy.

PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owner's Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met, subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit shall be paid in a lump sum or, at the option of the insured, in periodic payments.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage;

     divided by

(c) (1 + i), where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under the Internal Revenue Code section 846(c)(2), as may be amended from time to time; and (B) equals the Policy Loan Interest Rate.

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, this Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                             RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment. This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary and any assignee of record before the Single Sum Benefit is paid. An assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CONTESTABILITY. This Rider will be contestable, on the same basis as the Policy, during the lifetime of the Insured, for two years from the Rider Effective Date.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

(b)  the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID. AN ACCELERATED DEATH BENEFIT MAY BE TAXABLE. AS WITH ALL TAX MATTERS, A PERSONAL TAX ADVISOR SHOULD BE CONSULTED.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                   DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly named above, including, but not limited to, any Individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 100% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the Insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving Insured of the two Insureds shown on Page 3 of this Policy.

PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owner's Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met, subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage;

     divided by

(c) (1 + i), where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under the Internal Revenue Code section 846(c)(2), as may be amended from time to time; and (B) equals the Policy Loan Interest Rate

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those, amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, this Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                             RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment. This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary and any assignee of record before the Single Sum Benefit is paid. An assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CONTESTABILITY. This Rider will be contestable, on the same basis as the Policy, during the lifetime of the Insured, as set forth in the Incontestability Provision of this Policy.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

(b)  the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary

                              WESTERN RESERVE LIFE
                              ASSURANCE CO. OF OHIO
                                (A STOCK COMPANY)

                           Home Office: Columbus, Ohio
                   Administrative Office: Clearwater, Florida

                TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     DEATH BENEFITS, CASH VALUES AND LOAN VALUES WILL BE REDUCED IF AN ACCELERATED DEATH BENEFIT IS PAID. AN ACCELERATED DEATH BENEFIT MAY BE TAXABLE. AS WITH ALL TAX MATTERS, A PERSONAL TAX ADVISOR SHOULD BE CONSULTED.

The Owner may elect to receive a portion of this Policy's Death Benefit, in a Single Sum, when the Insured has incurred a Terminal Condition, subject to the terms and conditions defined below.

                                   DEFINITIONS

In addition to the definitions contained in this Policy, the following definitions apply to this Rider:

DEATH BENEFIT. For purposes of this Rider, Death Benefit means the amount payable upon the death of the Insured under the base policy, plus:

(a) in the case of a single life policy, the benefit payable under a Primary Insured Rider, if any; or

(b) in the case of a joint last survivor policy, the benefit payable under a Joint Insured Term Rider, if any.

Death Benefit does not include amounts payable under any other Riders not expressly named above, including, but not limited to, any Individual Insured Rider, Accidental Death Benefit Rider, Other Insured Rider or Disability Waiver Rider.

ELECTION PERCENTAGE. A percentage, selected by the Owner, not to exceed 100% of this Policy's Death Benefit.

In no event will the Election Percentage result in a Single Sum Benefit greater than $500,000.

IMMEDIATE FAMILY. A spouse, child, brother, sister, parent, grandparent or grandchild of the Insured or Owner.

INSURED. The Insured for a single life policy will be the Insured as shown on Page 3 of this Policy. The Insured for a joint last survivor policy will be the Surviving Insured of the two Insureds shown on Page 3 of this Policy.

PHYSICIAN. A Doctor of Medicine or a Doctor of Osteopathy licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license. A Physician must be someone other than:

(a)  the Insured;

(b)  the Owner;

(c)  a person who lives with the Insured or Owner; or

(d)  a person who is part of the Insured's or Owner's Immediate Family.

PHYSICIAN'S STATEMENT. A written statement acceptable to us and signed by a Physician which:

(a) provides the Physician's diagnosis and prognosis of the Insured's noncorrectable medical condition; and

(b) states with reasonable medical certainty that the noncorrectable medical condition will result in the death of the Insured within 12 months from the date of the Physician's Statement. This statement must take into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

TERMINAL CONDITION. A condition resulting from injury or illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's statement.

                                    BENEFITS

SINGLE SUM BENEFIT. We will pay the Single Sum Benefit to the Owner when we receive proof satisfactory to us that the Insured has incurred a Terminal Condition while this Policy and Rider are inforce. We will make payment when all of the terms and conditions have been met, subject to the conditions and limitations contained in this Rider.

The Single Sum Benefit provided by this Rider may only be elected once.

The Single Sum Benefit is equal to:

(a)  the Death Benefit in effect on the date the Single Sum Benefit is paid;

     multiplied by

(b)  the Election Percentage;

     divided by

(c) (1 + i), where i equals the greater of (A) and (6) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under the Internal Revenue Code section 846(c)(2), as may be amended from time to time; and (B) equals the Policy Loan Interest Rate.

     Minus

(d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

BENEFIT AND VALUE REDUCTION. This Policy's benefits and values, as those amounts exist on the date the Single Sum Benefit is paid, will be reduced by the Election Percentage. If the Election Percentage is 100%, this Policy will terminate without further value.

At the time of payment, we will provide the Owner with revised Policy Specification pages and any other pertinent information which reflect the reduction of all values applicable to this Policy and all benefits it provides.

                            RIDER CLAIMS PROVISIONS

NOTICE OF CLAIM. The Owner may give us written notice of a claim for this Benefit any time after the Insured incurs a Terminal Condition as defined in this Rider. Notice of Claim must be signed by the Owner, identify the Insured, the Policy and the Election Percentage and be sent to us at our Administrative Office.

CLAIM FORMS. We will send you claim forms within 15 days of the date we receive written notice of claim. If we do not do so, the Owner will be considered to have complied with the Proof of Terminal Condition requirements by giving us a Physician's Statement acceptable to us and a written statement of the nature and extent of the Terminal Condition.

PROOF OF TERMINAL CONDITION. Written proof of the Insured's Terminal Condition must be received by us at our Administrative Office before we will make a Single Sum Benefit payment. This proof must include a properly completed claim form and a Physician's Statement acceptable to us. We may request additional medical information from the Physician submitting the statement.

PHYSICAL EXAMINATION. At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to making a Single Sum Benefit payment. In the event the Physician we choose provides a different prognosis of the Insured's medical condition, we reserve the right to rely on the statement from the Physician of our choosing for claim purposes.

TIME PAYMENT OF CLAIMS. All benefits described in this Rider will be available, as soon as we receive satisfactory Proof of Terminal Condition.

CONSENT FOR BENEFIT PAYMENT. We must obtain consent of any irrevocable beneficiary and any assignee of record before the Single Sum Benefit is paid. An assignee's consent is required only to the extent that benefits paid would reduce this Policy's values and benefits below the amounts assigned.

                            RIDER GENERAL PROVISIONS

ANNUAL STATEMENT. The Annual Statement for this Policy will reflect payment of the Single Sum Benefit, if paid during the prior year, as well as resulting reductions and remaining benefits and values.

CHARGES. No charges are payable for this Rider.

SELF-INFLICTED INJURY. If the Insured suffers a Terminal Condition which results from a bodily injury which was intentionally self-inflicted, within the period specified in the Suicide Provision of this Policy, no benefits will be payable under this Rider.

TERMINATION. This Rider will terminate at the earliest of:

(a)  the date the Policy terminates;

b)   the effective date of a settlement option elected under the Policy;

(c)  the date the Single Sum Benefit is paid; or

(d)  the date the Owner elects to terminate this Rider.

RIDER EFFECTIVE DATE. Rider months, years and anniversaries are measured from the Rider Effective Date. The Rider Effective Date is the Policy effective date unless a different Rider Effective Date is shown here.


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                    /s/ WILLIAM H. GEIGER
                                    Secretary